                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement      [_]  CONFIDENTIAL, FOR USE OF THE
                                           COMMISSION ONLY (AS PERMITTED BY
                                           RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                  SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:






Reg. Section 240.14a-101.

SEC 1913 (3-99)

[LOGO OF SCT]

                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
                         Great Valley Corporate Center
                            Four Country View Road
                          Malvern, Pennsylvania 19355

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               February 25, 2000

                               ----------------

To Our Shareholders:

  The Annual Meeting of Shareholders of Systems & Computer Technology Corporation (the "Company") will be held at 10:00 A.M. on February 25, 2000 at Two Country View Road, Malvern, Pennsylvania for the following purposes:

  1. To elect one director of the Company; and

  2. To transact such other business as may properly come before the meeting.

  Only holders of the Company's Common Stock at the close of business on January 18, 2000 are entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. Such shareholders may vote in person or by proxy. The stock transfer books of the Company will not be closed. The accompanying form of proxy is solicited by the Board of Directors of the Company.

                                          By Order of the Board of Directors

                                          Richard A. Blumenthal
                                               Secretary

January 26, 2000

   WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN AND PROMPTLY RETURN YOUR PROXY. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING. IT WILL, HOWEVER, HELP ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
                         Great Valley Corporate Center
                            Four Country View Road
                          Malvern, Pennsylvania 19355

                               ----------------
                                PROXY STATEMENT

                        Annual Meeting of Shareholders

                               ----------------

  This Proxy Statement, which is first being mailed to shareholders on approximately January 26, 2000, is furnished in connection with the solicitation by the Board of Directors of Systems & Computer Technology Corporation (the "Company") of proxies to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting"), to be held at 10:00 A.M. on February 25, 2000 at Two Country View Road, Malvern, Pennsylvania, and at any adjournments or postponements thereof. If proxies in the accompanying form are properly executed and returned prior to voting at the Annual Meeting, the shares of Common Stock represented thereby will be voted as instructed on the proxy. If no instructions are given on a properly executed and returned proxy, the shares of Common Stock represented thereby will be voted for the election of the nominee for director named below and in support of management on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. Any proxy may be revoked by a shareholder prior to its exercise upon written notice to the Secretary of the Company, by delivering a duly executed proxy bearing a later date, or by the vote of a shareholder cast in person at the Annual Meeting.

                                    VOTING

  Holders of record of the Company's Common Stock on January 18, 2000 (the "Record Date") will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof. As of that date, there were 32,199,256 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock entitles the holder thereof to one vote for the election of the nominee for director and on any other matter that may properly come before the Annual Meeting. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Votes withheld and broker non-votes (described below) are counted in determining whether a quorum is present.

  Directors are elected by the affirmative vote of a plurality of the votes of the shares entitled to vote, present in person or represented by proxy. Shareholders are not entitled to cumulative voting in the election of directors. Votes may be cast in favor of or withheld from the nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect thereon. Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not receive voting instructions from the beneficial owner. Broker non-votes will have no effect on the outcome of the election of the director.

                             ELECTION OF DIRECTORS

  The Company's Board of Directors is divided into three classes with staggered three-year terms. The term of Gabriel A. Battista expires at the Annual Meeting, and he is nominated to fill a term expiring at the 2003 Annual Meeting of Shareholders. The terms of Thomas I. Unterberg and Michael D. Chamberlain expire at the 2001 Annual Meeting and the terms of Michael J. Emmi and Allen R. Freedman expire at the 2002 Annual Meeting. Unless otherwise specified in the accompanying Proxy, the shares voted pursuant thereto will be cast for Mr. Battista for a term to expire at the 2003 Annual Meeting. If, for any reason, at the time of election, Mr. Battista should be unable to accept his nomination or election, it is intended that such proxy will be voted for the election, in his place, of a substituted nominee, who would be recommended by the Board of Directors. The Board of Directors, however, has no reason to believe that Mr. Battista will be unable to serve as a director.

                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                  FOR THE ELECTION OF THE NOMINATED DIRECTOR

  The following table sets forth as to the nominee and as to each other director: (i) his age; (ii) all positions and offices he holds with the Company; (iii) his principal occupation or employment during the past five years; (iv) other directorships he holds in public companies; (v) the period of time he has served as a director of the Company; and (vi) the expiration of his current term as a director of the Company.

                                                                       Has Been
                              Positions with the Company, Principal   a Director Expiration of
         Name           Age    Occupation and Other Directorships       Since    Current Term
         ----           ---   -------------------------------------   ---------- -------------
Nominees for Election
Gabriel A. Battista*     55 Chairman of the Board, President and         1996    Annual
                            Chief Executive Officer of Talk.com,                 Meeting (1)
                            Inc., f/k/a/ Tel-Save.Com, Inc.,
                            beginning in January 1999; Chief
                            Executive Officer of Network Solutions,
                            Inc. from October 1996 through December
                            1998. From November 1991 to October
                            1996, Mr. Battista served in various
                            executive positions for Cable &
                            Wireless, Inc., most recently as Chief
                            Executive Officer and previously as
                            President and Chief Operating Officer.
                            Mr. Battista is also a director of Axent
                            Technologies, Inc. and Talk.com, Inc.

Directors Continuing in
 Office
Thomas I. Unterberg*     69 Co-Founder and Chairman of C.E.              1982    2001
                            Unterberg, Towbin since June 1989. He is
                            also a director of AES Corporation,
                            ECCS, Inc., and Electronics For Imaging,
                            Inc.

Michael D. Chamberlain   55 President, SCT Global Operations since       1989    2001
                            July 1999; President, SCT Software Group
                            since May 1994.

Michael J. Emmi          57 Chairman of the Board, President and         1985    2002
                            Chief Executive Officer of the Company
                            since May 1985. Mr. Emmi is also a
                            director of CompuCom Systems, Inc.,
                            Safeguard Scientifics, Inc. and CDI
                            Corporation.

Allen R. Freedman*       59 Managing Director, Fortis International      1982    2002
                            N.V. since January 1987. Chairman and
                            Chief Executive Officer of Fortis, Inc.
                            since November 1990. He is also a
                            director of Fortis Mutual Funds.

--------
 * Member of the Audit and Compensation Committees.
(1) If reelected at the Annual Meeting, this nominee will serve for a term ending at the 2003 Annual Meeting of Shareholders, or until his successor is duly elected and qualified.

  During the fiscal year ended September 30, 1999 ("fiscal 1999"), the Board of Directors held five meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and committees of the Board of Directors on which he served.

  The Audit Committee consists of Messrs. Unterberg, Freedman and Battista. The function of the Audit Committee is to recommend to the Board of Directors the accounting firm to be retained to audit the Company's financial statements and, once retained, to consult with, and review recommendations made by, such accounting firm with respect to financial statements, financial records and controls, and to make such other recommendations to the Board of Directors as it deems appropriate from time to time. The Audit Committee held one meeting during fiscal 1999.

  During fiscal 1999, the Compensation Committee, which consists of Messrs. Unterberg, Freedman and Battista, held two meetings. The Compensation Committee considers recommendations of the Company's management regarding compensation and fringe benefits of the senior executives of the Company and determines whether the recommendations of management are consistent with general policies, practices, and compensation scales established by the Board of Directors.

  The Company does not have a standing nominating committee.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. Reporting Persons are also required to furnish the Company with copies of all Section 16(a) forms they file.

  To the Company's knowledge, based solely upon review of the copies of
Section 16(a) reports furnished to the Company and written representations of Reporting Persons that no other reports were required with respect to fiscal 1999, all Section 16(a) filing requirements applicable to the Reporting Persons were complied with, except as follows. Mr. Emmi and Mark A. Cochran, the Company's Senior Vice President of Human Resources & Organizational Strategy, each filed one report late relating, respectively, to one transaction involving the exercise and grant of employee stock options.

                            EXECUTIVE COMPENSATION

Cash and Non-Cash Compensation Paid to Certain Executive Officers

  The following table sets forth, for the fiscal years ended September 30, 1997, 1998 and 1999, respectively, certain compensation information with respect to: (a) the Company's Chief Executive Officer; and (b) each of the four other most highly compensated executive officers of the Company whose total annual salary and bonus for fiscal 1999 exceeded $100,000 and who were serving at the end of fiscal 1999, based on the salary and bonus earned by such executive officers during fiscal 1999 (collectively, the "named executive officers"):

                          SUMMARY COMPENSATION TABLE

                                                                     Long-Term
                                                                    Compensation
                                                                    ------------
                                   Annual Compensation                 Awards
                                   -------------------    Other     ------------
                                                          Annual     Securities   All Other
                                    Salary             Compensation  Underlying  Compensation
 Name and Principal Position  Year    ($)    Bonus ($)     ($)      Options (#)     ($)(1)
 ---------------------------  ---- ------------------- ------------ ------------ ------------
Michael J. Emmi               1999 $ 442,000       -0- $67,343 (2)        -0-      $50,965
Chairman of the               1998 $ 397,250 $ 302,068         N/A    168,000      $52,736
Board, President and          1997 $ 374,500 $ 337,000         N/A        -0-      $41,939
Chief Executive Officer

Michael D. Chamberlain        1999 $ 322,300       -0-         N/A        -0-      $25,937
President, SCT Global         1998 $ 292,800 $ 178,642         N/A    126,000      $25,749
Operations                    1997 $ 276,300 $ 199,500         N/A        -0-      $26,309

Eric Haskell                  1999 $ 283,300       -0-         N/A        -0-      $17,377
Senior Vice President,        1998 $ 257,050 $ 124,925         N/A     84,000      $16,951
Finance and Administration,   1997 $ 242,300 $ 139,000         N/A        -0-      $15,973
Treasurer and Chief
 Financial Officer

Richard A. Blumenthal         1999 $ 220,300       -0-         N/A        -0-      $15,670
Senior Vice President,        1998 $ 200,550 $  84,387         N/A     67,200      $14,812
General Counsel and           1997 $ 188,050 $  93,000         N/A        -0-      $14,148
Secretary

Dennis J. Crane (3)           1999 $ 210,800       -0-         N/A        -0-      $12,092
Senior Vice President,        1998 $  15,171       -0-         N/A     50,000      $ 5,574
Global Marketing
 Solutions

--------
(1) The amounts shown for fiscal 1999 represent the sum of the following: (a) Company matching contributions to each of the named executive's accounts in the Company's 401(k) retirement plan in the following amounts: Mr. Emmi, $5,000; Mr. Chamberlain, $5,000; Mr. Haskell, $5,000; Mr. Blumenthal, $5,415; Mr. Crane, $5,750; (b) the following premiums and associated taxes paid by the Company on life insurance policies under which each named executive officer is the named insured and has the right to name the beneficiary: Mr. Emmi, $18,500; Mr. Chamberlain, $3,800; Mr. Haskell, $2,885; Mr. Blumenthal, $2,303; and Mr. Crane, $1,433; and (c) the following amounts which reflect the present value of the imputed interest related to premiums which were paid by the Company on split dollar life insurance policies under which each named executive officer is the named insured and has the right to name the beneficiary: Mr. Emmi, $27,465; Mr. Chamberlain, $17,137; Mr. Haskell, $9,492; Mr. Blumenthal, $7,952; and Mr. Crane, $4,909.
(2) The amounts shown represent certain perquisites provided to Mr. Emmi during fiscal 1999, including $21,558 paid by the Company for an automobile used by Mr. Emmi and $42,547 reimbursed to Mr. Emmi for expenses incurred by his wife when she accompanied him on certain business trips.
(3) Mr. Crane became an executive officer of the Company in September 1998.

Stock Options Granted to Certain Executive Officers During Last Fiscal Year

  None of the named executive officers was awarded any options for the purchase of Common Stock during fiscal 1999.

Stock Options Exercised by Certain Executive Officers During Fiscal 1999 and Held by Certain Executive Officers at September 30, 1999

  The following table sets forth certain information regarding options for the purchase of the Company's Common Stock that were exercised and/or held by named executive officers during fiscal 1999:

                  AGGREGATED OPTION EXERCISES IN FISCAL YEAR
            ENDED SEPTEMBER 30, 1999 AND FY 1999-END OPTION VALUES

                                                   Number of Securities        Value of Unexercised
                            Shares                Underlying Unexercised       In-the-Money Options
                          Acquired on   Value      Options atFY-End (#)            at FY-End ($)
                          Exercise (#) Realized Exercisable/ Unexercisable Exercisable/ Unexercisable(1)
          Name            -----------  -------- -------------------------- -----------------------------
Michael J. Emmi.........    14,752     $196,136      622,000/140,000               $2,703,325/0
Michael D. Chamberlain..       -0-          -0-      340,196/105,000               $1,629,987/0
Eric Haskell............    20,000     $ 89,375       218,800/70,000               $  815,050/0
Richard A. Blumenthal...    10,000     $ 67,175       247,200/56,000               $1,060,795/0
Dennis J. Crane.........       -0-          -0-         8,333/41,667                        0/0

--------
(1)The values in this column are based on the fair market value price (that is, the average between the day's high and low trading prices) of the Company's Common Stock of $12.625 on September 30, 1999, the last day of fiscal 1999.

Severance Agreements

  In fiscal 1999, the Company entered into Severance Agreements with Messrs. Emmi, Chamberlain, Blumenthal, Haskell and Crane, as well as with certain other key management employees (together with Messrs. Emmi, Chamberlain, Blumenthal, Haskell and Crane, the "Executives"), in order to reinforce and encourage the continued attention and dedication of the Executives to their assigned duties without the distraction which may arise in the event of a change of control. Under the Severance Agreements, the Company agrees to pay the Executives certain specified severance payments and benefits in the event that their employment with the Company is terminated as a result of a change in control. The Executives, in turn, agree, for a one-year period following the date of his or her termination resulting from a change in control, not to solicit or take away any customers or employees of the Company that are or were customers or employees during his or her employment with the Company.

  Among the benefits conferred, the Severance Agreements provide for the payment to the Executives of a specified multiplier times the sum of: (i) the higher of the Executive's base salary in effect immediately prior to the notice of termination or immediately prior to the change in control; and (ii) the higher of the target bonus for the year in which the termination occurs or the highest bonus paid or payable to the applicable Executive for any of the previous five years. With respect to this calculation, the applicable multiplier for Messrs. Emmi, Haskell, Chamberlain and Blumenthal is three, while the applicable multiplier for Mr. Crane is one. In addition to the payment described above, the Severance Agreement requires the Company, for a period of 36 months after the date of a covered termination (but only 12 months for Mr. Crane), to provide the named executive officers with life, disability, accident and health insurance benefits substantially similar to those which the named executive officer received immediately prior to the notice of termination, unless the named executive officer is otherwise offered or provided comparable benefits without cost during such period. The Severance Agreement also provides that the Company will indemnify the Executives from certain legal and other expenses incurred in connection with a termination of their employment, as well as from certain excise taxes which may be levied upon the severance payments and other benefits conferred to such Executive upon a change of control.

Compensation of Directors

  Members of the Board of Directors who are officers of the Company are not separately compensated for serving on the Board of Directors. All directors are reimbursed for reasonable expenses incurred in connection with their attendance at Board meetings. At last year's annual meeting, the shareholders approved an amendment (the "Amendment") to the Company's 1994 Non-Employee Director Stock Option Plan (the "Plan") which authorized the Company to grant options to non-employee directors for an additional ten years beyond the initial five year term of the Plan. In addition, non-employee directors Thomas Unterberg and Allen Freedman each were granted options to purchase 40,000 shares of Common Stock at a per share exercise price equal to $8.125 per share, the closing price of the Common Stock on February 26, 1999 (the date of the Amendment's approval). Each option may be exercised, on a cumulative basis, for one-fifth of the number of shares underlying the option on each of the first five anniversaries of the date the option was awarded.

  The Amendment also authorizes the Board to grant options prospectively to non-employee directors in such amounts as the Board determines, subject to the limitation that no non-employee director will be eligible to receive an option grant any sooner than five years after the date that such director was last granted options under the Plan.

  In addition, the Amendment extends the date on which options may be exercised under the Plan to the earlier of: (i) the date the options terminate pursuant to Section 9 of the Plan; and (ii) the 10th anniversary of the date of their award. Previously, the options were required to be exercised by no later than the sixth anniversary of the date of their award.

Compensation Committee Interlocks and Insider Participation

  During fiscal 1999, the members of the Compensation Committee of the Company's Board of Directors were Messrs. Unterberg, Battista and Freedman. During fiscal 1999, the Company paid Fortis Benefits Insurance Company, a wholly owned subsidiary of Fortis, Inc., the aggregate sum of $383,013.92 in premiums for life insurance and long term disability insurance provided to the Company's employees under the Company's Group Benefits Plan. Mr. Freedman is Chairman and Chief Executive Officer of Fortis, Inc.

Report of the Compensation Committee/Board of Directors on Executive
Compensation

  It is SCT's policy to offer competitive compensation opportunities for its employees based on a combination of factors, including corporate performance, group performance, and the individual's personal contribution to the business.

  The Compensation Committee of the Company, consisting solely of non-employee directors, annually reviews and approves the compensation of the Company's executive officers. A significant part of executive officers' compensation may be dependent upon the Company's annual financial performance and the price of the Company's stock.

  There are three basic elements to executive officer compensation: base salary, bonus, and stock incentives, typically in the form of stock options that are granted at market price and vest over a period of time. This program rewards executive officers for long-term strategic management and enhancement of shareholder value by providing the executive officers an opportunity to acquire equity in the Company. The program stresses both annual and long-term performance, and supports a performance-oriented environment. In combination, these elements help the Company to attract and retain qualified executive management personnel.

  The Compensation Committee considers increases in executive officer base salary on the recommendation of the Chief Executive Officer, taking into consideration, among other things, salaries paid to executives of other companies in comparable positions, the Company's financial performance, and the individual's personal contribution to the Company.

  The Compensation Committee determined shortly after the completion of the Company's fiscal year ended September 30, 1998 that a 11.26% increase in the Chief Executive Officer's base salary for fiscal 1999 was appropriate in light of the Company's financial performance during fiscal year 1998.

  The Compensation Committee awards bonuses to the Company's executive officers based predominantly on factors established prior to the commencement of the Company's fiscal year. Depending on the achievement by the Company of a targeted percentage (88% for fiscal 1999) of budgeted earnings per share, each executive officer is eligible to receive a bonus, based on an established percentage of base salary, subject to increase or decrease based on the recommendation of the Chief Executive Officer. Because the Company did not achieve this targeted percentage of budgeted earnings per share, neither the Chief Executive Officer nor any other named executive officer was granted a bonus for the Company's financial performance during fiscal 1999.

  Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), precludes a public corporation from taking a deduction for compensation paid in excess of $1,000,000 per person to its Chief Executive Officer or any of its four other highest paid officers. Certain performance-based compensation, however, is specifically exempt from the deduction limitation. Performance-based compensation must be determined by a committee comprised solely of two or more outside directors. In order to qualify as an outside director, a person may not be an employee of the Company and generally may not receive, directly or indirectly, compensation for services other than in that person's capacity as a director. The Company from time to time has retained and may continue to retain the services of entities with which members of the Compensation Committee are affiliated. See "Compensation Committee Interlocks and Insider Participation." In making this determination, the Compensation Committee considers the benefits derived from utilizing the services of such entities and the impact of Section 162(m) of the Code.

  The Board of Directors, based upon recommendations made to it by the Compensation Committee, determines whether and when stock incentives should be awarded to the Chief Executive Officer, the other named executive officers, and other employees of the Company that the Board reasonably determines to be key to the Company's ability to perform. On January 28, 1999, the Board amended the Non-Qualified Stock Option Agreements (the "Option Agreements") between the Company and Messrs. Emmi, Chamberlain, Haskell and Blumenthal relating to the grant on February 25, 1994 of options to purchase shares of Common Stock. As a result of the amendment, the term of the Option Agreements and the last date on which options granted thereunder may be exercised is extended from February 25, 2000 to February 25, 2004. The number of options granted to each of these executive officers which are impacted by this extension are: (i) with respect to Mr. Emmi, 400,000 options; (ii) with respect to Mr. Chamberlain, 200,000 options; (iii) with respect to Mr. Haskell, 150,000 options; and (iv) with respect to Mr. Blumenthal, 160,000 options. The per share purchase price of these options is $9.68.

  The foregoing constitutes the report on executive compensation of the Compensation Committee and the Board of Directors for the Company's fiscal year ended September 30, 1999.

FOR THE COMPENSATION
COMMITTEE:            FOR THE BOARD OF DIRECTORS:
  Allen R. Freedman     Michael J. Emmi
  Thomas I. Unterberg   Allen R. Freedman
  Gabriel A. Battista   Thomas I. Unterberg
                        Gabriel A. Battista
                        Michael D. Chamberlain

                            STOCK PERFORMANCE CHART

  The following chart compares the yearly percentage change in the cumulative total stockholder return on the Common Stock during the five fiscal years ended September 30, 1999 with the cumulative total return on the Standard & Poor's 500 Index and the Standard & Poor's Computer Software and Services Index. The comparison assumes $100 was invested on September 30, 1994 in the Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. The Company has not paid any dividends on its Common Stock during this period.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
     AMONG SYSTEMS & COMPUTER TECHNOLOGY CORP., THE S&P 500 INDEX AND THE
                   S&P COMPUTERS (SOFTWARE & SERVICES) INDEX

                    [stock performance graph appears here]

                                            Cumulative Total Return
                                 ---------------------------------------------
                                 9/94    9/95    9/96    9/97    9/98    9/99
                                 ----    ----    ----    ----    ----    ----
Systems & Company Technology
  Corporation                    $100    $152    $ 69    $254    $145    $142
S&P 500 Index                     100     130     156     219     239     306
S&P Computers
  (Software & Services) Index     100     146     211     348     479     777

* $100 Invested on 9/30/94 in stock or index including reinvestment of dividends. Fiscal year ending September 30.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Security Ownership of Certain Beneficial Owners

  Based upon information with respect to beneficial ownership which is required to be furnished by the shareholders, the Company knows of no person who is the beneficial owner of more than five percent of the Company's outstanding Common Stock.

  While, as of December 31, 1999, 1,983,837 shares are owned of record by the Company's Employee Stock Ownership Trust, and Mr. Emmi, Mr. Haskell, Mr. Chamberlain, and Mr. Blumenthal are members of the committee that administers the Company's Employee Stock Ownership Plan, that committee does not have investment power with respect to the shares held by the Employee Stock Ownership Trust.

Security Ownership of Management

  The following table sets forth information, as of December 31, 1999, with respect to the beneficial ownership of the Company's Common Stock by each director or nominee for director, each of the executive officers identified under the Summary Compensation Table and by all directors and executive officers as a group:

                                                  Amount and Nature
                                                    of Beneficial   Percent of
Name                                                 Ownership(1)     Class
----                                              ----------------- ----------
Michael J. Emmi..................................     1,151,704(2)     3.6%
Michael D. Chamberlain...........................       436,161(3)     1.4%
Thomas I. Unterberg..............................       348,000(4)     1.1%
Gabriel A. Battista..............................        24,000(5)       *
Allen R. Freedman................................       301,212(6)       *
Eric Haskell.....................................       362,129(7)     1.1%
Richard A. Blumenthal............................       299,321(8)       *
Dennis J. Crane..................................        20,886(9)       *
All directors and executive officers as a group
 (10 persons)....................................     2,982,900(10)    9.3%

--------
(1) Information with respect to beneficial ownership is based upon information furnished by each director and officer. Unless otherwise specified, the named shareholders have sole voting and investment power with respect to all of the shares indicated.

(2) Includes 2,854 shares with respect to which Mr. Emmi does not have investment power, 4,000 shares owned by Mr. Emmi as custodian for his daughter, and options currently exercisable, or which can be exercised within sixty days of December 31, 1999, to purchase 650,000 shares.

(3) Includes 1,751 shares with respect to which Mr. Chamberlain does not have investment power, and options currently exercisable, or which can be exercised within sixty days of December 31, 1999, to purchase 361,196 shares.

(4) Includes options currently exercisable, or which can be exercised within sixty days of December 31, 1999, to purchase 68,000 shares.

(5) Represents options currently exercisable, or which can be exercised within sixty days of December 31, 1999, to purchase 24,000 shares.

(6) Includes options currently exercisable, or which can be exercised within sixty days of December 31, 1999, to purchase 68,000 shares.

(7) Includes 1,429 shares with respect to which Mr. Haskell does not have investment power, 12,000 shares owned by Mr. Haskell as custodian for his children, and options currently exercisable, or which can be exercised within sixty days of December 31, 1999, to purchase 232,800 shares.

(8) Includes 1,885 shares with respect to which Mr. Blumenthal does not have investment power, 36 shares owned by Mr. Blumenthal as custodian for his daughter, and options currently exercisable, or which can be exercised within sixty days of December 31, 1999, to purchase 258,400 shares.

(9) Represents 243 shares with respect to which Mr. Crane does not have investment power, and options currently exercisable, or which can be exercised within sixty days of December 31, 1999, to purchase 8,333 shares.

(10) Includes options currently exercisable, or which can be exercised within sixty days of December 31, 1999, to purchase 1,709,396 shares and 8,982 shares with respect to which the group does not have investment power.

 * Designates that the individual owns less than one percent of the Common Stock of the Company.

                             SELECTION OF AUDITORS

  The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 2000. Ernst & Young LLP has acted as independent auditors for the Company since 1976. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

                                OTHER BUSINESS

  Management knows of no other matters that will be presented at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, or any adjournment or postponement thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                                 ANNUAL REPORT

  A copy of the Company's Annual Report to Shareholders for fiscal 1999 accompanies this Proxy Statement.

                   RESTRICTION ON INCORPORATION BY REFERENCE

  The information contained in this Proxy Statement under the captions "Report of the Compensation Committee/Board of Directors on Executive Compensation" and "Stock Performance Chart" shall not be, or be deemed to be, incorporated by reference into the Company's Annual Report on Form 10-K for fiscal 1999.

                             SHAREHOLDER PROPOSALS

  In order for a nomination for the election of a director or any other proposal to be presented by any shareholder at the Annual Meeting of Shareholders to be held in 2001, notice of the nomination or other proposal must be delivered by the shareholder to the Secretary of the Company at its principal executive offices either (i) on or before September 27, 2000 or (ii) not earlier than November 27, 2000 and not later than December 27, 2000, and, in the case of a proposal, the proposal must be an appropriate subject for shareholder action under applicable law. In the event that the Company receives notice of a shareholder proposal within the time frame set forth above, then so long as the Company includes in its proxy statement for the 2001 Annual Meeting advice on the nature of the matter and how the named proxyholders intend to vote the shares for which they have received discretionary authority, such proxyholders may exercise discretionary authority with respect to such proposal, except to the extent limited by the SEC's rules governing shareholder proposals. In order for a shareholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2001 Annual Meeting, the proposal must be received by the Company at its principal executive offices not later than September 27, 2000.

                             COST OF SOLICITATION

  The cost of soliciting Proxies will be borne by the Company. In addition to solicitation by mail and by the Company's regular officers and employees personally or by telephone, telegram, facsimile transmission or express mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company may reimburse them for any attendant expenses. In the event that the Company engages outside personnel to solicit proxies on its behalf, the Company will pay their fees and expenses.

  It is important that your shares be represented at the Annual Meeting. Therefore, whether or not you expect to be present in person, you are respectfully requested to complete and sign the enclosed Proxy and promptly return it in the enclosed stamped addressed envelope. This will not prevent you from voting in person at the Annual Meeting. It will, however, help to assure a quorum and avoid added proxy solicitation costs.

                                          By Order of the Board of Directors

                                          Richard A. Blumenthal
                                          Secretary

Dated: January 26, 2000
Malvern, Pennsylvania

                                REVOCABLE PROXY
                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
              Proxy Solicited On Behalf Of The Board of Directors

        The undersigned, revoking all previous proxies, hereby appoints Michael
J. Emmi and Richard A. Blumenthal, and each of them acting individually, as attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated on the reverse side and in their discretion upon such other matters as may properly come before the meeting, all shares which the undersigned would be entitled to vote at the Annual Meeting of the Shareholders of the Company to be held on February 25, 2000, and at any adjournment or postponement thereof.

        THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

        NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNOR IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATION NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

          SYSTEMS & COMPUTER TECHNOLOGY CORPORATION         Please mark
                                                            your vote as
                                                            indicated in
                                                            this example [X]

1. Election of Director:               Nominee: Gabriel A. Battista

      FOR nominee        WITHHOLD      For a three-year term expiring at
                        AUTHORITY      the 2003 Annual Meeting of Shareholders.
                   to vote for nominee
        [  ]              [  ]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE FOR DIRECTOR LISTED ABOVE. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                               Please be sure to sign and date this Proxy below.

                               Dated ________________________________, 2000

                               ____________________________________________
                                         Stockholder sign above

                               ____________________________________________
                                      Co-holder (if any) sign above

                               Detach below card, sign, date, and mail in postage paid envelope provided.

                               PLEASE ACT PROMPTLY AND SIGN, DATE AND MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                                REVOCABLE PROXY

                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION

                        VOTING INSTRUCTIONS TO TRUSTEES

THE UNDERSIGNED PARTICIPANT IN SYSTEMS & COMPUTER TECHNOLOGY CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF SHAREHOLDERS, DATED JANUARY 26, 2000, AND HEREBY INSTRUCTS THE TRUSTEES TO VOTE ALL SHARES WHICH THE UNDERSIGNED MAY BE ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD ON FEBRUARY 25, 2000, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

          SYSTEMS & COMPUTER TECHNOLOGY CORPORATION         Please mark
                                                            your vote as
                                                            indicated in
                                                            this example [X]

1. Election of Director:               Nominee: Gabriel A. Battista

      FOR nominee        WITHHOLD      For a three-year term expiring at
                        AUTHORITY      the 2003 Annual Meeting of Shareholders.
                   to vote for nominee
        [  ]              [  ]

Any shares held by the Trustees for which the Trustees have not received voting instructions prior to the annual meeting will be voted by the Trustees in their discretion consistent with their fiduciary duties. Any shares held by the Trustees for which they have been instructed to sign Management's proxy, with no additional instructions to the contrary indicated, will be voted "FOR" the election of the nominee for director listed above.

                                                TRUSTEES

                               Please be sure to sign and date this Proxy below.

                               Dated ________________________________, 2000

                               ____________________________________________
                                         Stockholder sign above

                               ____________________________________________
                                      Co-holder (if any) sign above

                               Detach below card, sign, date, and mail in postage paid envelope provided.

                               PLEASE ACT PROMPTLY AND SIGN, DATE AND MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                               REVOCABLE PROXY

                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION

                        VOTING INSTRUCTIONS TO TRUSTEES

THE UNDERSIGNED PARTICIPANT IN SYSTEMS & COMPUTER TECHNOLOGY CORPORATION RETIREMENT SAVINGS PLAN (401K) ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF SHAREHOLDERS, DATED JANUARY 26, 2000, AND HEREBY INSTRUCTS THE TRUSTEES TO VOTE ALL SHARES WHICH THE UNDERSIGNED MAY BE ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD ON FEBRUARY 25, 2000, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

          SYSTEMS & COMPUTER TECHNOLOGY CORPORATION         Please mark
                                                            your vote as
                                                            indicated in
                                                            this example [X]

1. Election of Director:               Nominee: Gabriel A. Battista

      FOR nominee        WITHHOLD      For a three-year term expiring at
                        AUTHORITY      the 2003 Annual Meeting of Shareholders.
                   to vote for nominee
        [  ]              [  ]

Any shares held by the Trustees for which the Trustees have not received voting instructions prior to the annual meeting will be voted by the Trustees in their discretion consistent with their fiduciary duties. Any shares held by the Trustees for which they have been instructed to sign Management's proxy, with no additional instructions to the contrary indicated, will be voted "FOR" the election of the nominee for director listed above.

                                                TRUSTEES

                               Please be sure to sign and date this Proxy below.

                               Dated ________________________________, 2000

                               ____________________________________________
                                         Stockholder sign above

                               ____________________________________________
                                      Co-holder (if any) sign above

                               Detach below card, sign, date, and mail in postage paid envelope provided.

                               PLEASE ACT PROMPTLY AND SIGN, DATE AND MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE